Exhibit 99.1

A Healthcare Services Company Presentation to Investors New York, NY May 17, 2005

Forward-Looking Statements Statements made in this presentation may contain "forward-looking" information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ materially include, but are not limited to, the following: potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its loan agreement; changes in Medicare and Medicaid reimbursements; the impact of federal and state regulations; changes in payor mix and payment methodologies; further consolidation of managed care organizations and other third-party payors; our ability to generate sufficient cash flow to operate our business; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended December 31, 2004, our Form 10-Q for the quarter ended March 31, 2005, and other public filings made with the Securities and Exchange Commission. The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Furthermore, any reference to non-GAAP financial information provided herein is reconciled to comparable GAAP financial information included in our SEC filings which are available on our website at www.sunh.com, and as set forth on pages 30 - 33 in this presentation.

Forward-Looking Statements In connection with the proposed acquisition of Peak Medical Corporation, Sun intends to file a proxy statement and other relevant materials with the SEC. THIS MATERIAL IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT THAT SUN INTENDS TO FILE WITH THE SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF SUN ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS, ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Sun with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room. Sun, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Sun stockholders in favor of the proposed transactions. Information concerning Sun's directors and executive officers can be found in the documents filed by Sun with the SEC. Certain executive officers and directors of Sun may have interests in the proposed transaction that may differ from the interests of stockholders generally. Additional information regarding the participants will be contained in the proxy statement.

Sun Healthcare Group One of the leading providers of healthcare and support services to the elderly Operates 103 long-term care facilities 86 SNFs, 8 ALFs, 6 mental health facilities and 3 specialty acute care hospitals 10,559 licensed beds 13 states Strong ancillary services business Rehabilitation therapy Medical staffing Home healthcare For the twelve months ended March 31, 2005, continuing operations generated Revenues: $822.6 million EBITDAR*: $66.2 million EBITDA*: $30.8 million Overview * Non-GAAP financial measure. See reconciliation to GAAP measure in the Reconciliation Section of this presentation.

Company Map Facilities / Services Map Inpatient Facilities Alabama 7 New Hampshire 9 Arizona 1 North Carolina 8 California 21 Ohio 5 Georgia 10 Tennessee 9 Idaho 7 Washington 7 Maryland 1 West Virginia 7 Massachusetts 11 Staffing Therapy Home Health and Home Care Labs Radiology Home Pharmacy

Segment Revenues LTM March 31, 2005 (1) (1) Includes affiliated revenue.

SunBridge Overview Primary focus is inpatient skilled nursing, long-term and rehabilitative care 103 operating facilities, with 10,559 licensed beds in 13 states $593.6 million in revenues for LTM ended March 31, 2005 For the quarter ended March 31, 2005: Occupancy reached 90.0% Medicare mix of 13.9% 10,780 employees Decreasing registry Quality 1st pledge Reimbursement environment

SunBridge Strategy Enhance existing operating performance and efficiencies Payor mix, clinical outcomes, utilization, census, margins, labor and workers' comp cost management, etc. Leverage infrastructure through selected acquisitions in existing business lines Grow the business through: Expansion of existing services into both new and existing markets for Sun Introduction of new services and programs Aggressively explore options to decrease general professional liability in ways that favorably impact earnings, cash flow and balance sheet

One of the largest contract rehabilitation companies - operating in 39 states Provides physical, occupational and speech rehabilitation therapy services $130.4 million revenues for LTM ended March 31, 2005 $96.4 million in non-affiliated revenues for LTM ended March 31, 2005 407 total contracts (as of 3/31/05), of which: 317 non-affiliated contracts (78%) 90 affiliated contracts (22%) Strong pipeline of new contracts 3,260 employees SunDance Overview

Nationwide operations with 36 offices in 18 states Specializes in temporary therapy, pharmacy and nursing staffing services Services hospitals, skilled nursing facilities, government agencies and schools $57.5 million in revenues for LTM ended March 31, 2005 $55.8 million in non-affiliated revenues for LTM ended March 31, 2005 2,124 employees CareerStaff Overview

Provides home health care and pharmacy services $57.7 million revenues for LTM ended March 31, 2005 10 agencies in 2 states 1,653 employees SunPlus Overview

Break Through Story Restructuring Substantially Complete Only 2 more facilities targeted for disposition Improving Operations Since 2002, substantial year-over-year increases in revenues, EBITDAR and EBITDA Reducing Overhead Focused on process improvement Controlling Risks Declining number of claims Management Team in Place New CFO, CIO and General Counsel as of first quarter 2005 Poised for Growth Leverageable platform

Restructuring Substantially Complete Management has executed a structural, operational and financial turnaround In 2004, completed year-long portfolio restructuring during which it reduced portfolio from 243 facilities to the 103 today Issued a $56 million secondary offering in February 2004 2005 marks first year of a stabilized portfolio

Improving Operations While Census Has Remained Steady . . . Occupancy

Improving Operations .. . . Higher-Margin Medicare Mix Has Increased Quarter-over-Quarter . . . Medicare Mix

Improving Operations .. . . Resulting in Progressively Higher Medicare Revenues Medicare Revenues

Reducing Overhead Extensive overhead cuts occurred in conjunction with portfolio reduction through 2004 Given stability of 2005 portfolio, Management is re-examining additional cost cuts Overhead is Categorized in Three Components Managing legacy issues Continuing capacity to grow On-going support Hired VP Process Improvement

Controlling Risks Focused on accident prevention and safety in the field Event reporting Reductions in claims Improved claims management process Specialized TPAs Dedicated team of in-house attorneys Interviewing Chief Risk Officer candidates

Management Team Experienced Team with Successful Track Record Richard Matros - Chairman, Chief Executive Officer Led turnaround at Care Enterprises from bankruptcy through merger with Regency Healthcare Regency Healthcare's market cap grew from $20 million to approximately $700 million and subsequently was acquired by Sun Started and built value at three other healthcare ventures after selling Regency Bill Mathies - President, SunBridge Former president of Beverly's nursing home subsidiary which generated $2.5 billion in annual revenue with 500 plus locations across 30+ states Formed new business development function and consolidated it with the ancillary services arm of Beverly - contract rehab, home care and hospice Bryan Shaul - Executive Vice President, Chief Financial Officer Former EVP & CFO at ResCare, Inc., the nation's largest provider of services to the developmentally disabled Instrumental in restructuring ResCare's balance sheet, improving leverage Leading financial roles in three managed care organizations - RightChoice, Primary Health and Humana

Poised for Growth With its restructuring completed, Sun is now positioned to leverage its infrastructure and operating expertise across a larger pool of assets Infrastructure that previously supported $2.6 billion of revenues is now supporting $800 million of revenues Immediate and substantial synergy opportunities with any LTC and/or ancillary operator CEO Rick Matros and his management team have demonstrated record - both at Sun and in prior positions - of integrating and improving performance of operating assets After the close of market on Monday, May 16, Sun announced the acquisition of Peak Medical Corporation Albuquerque-based operator of 62 skilled nursing, assisted living and independent living facilities

Peak Overview Business Description Operator of 62 long-term care facilities in New Mexico (21), Oklahoma (19), Colorado (9), Montana (5), Idaho (4), Utah (3) and Wyoming (1) 49 skilled nursing facilities, 10 of which are managed 4 assisted living facilities 9 independent living facilities Operates small hospice business For LTM ended March 31, 2005 Revenues: Approximately $225 million EBITDAR: Approximately $29 million For the quarter ended March 31, 2005: Occupancy of 79.3% Medicare mix of 12.5%: Formed in January 1998 by Chuck Gonzales and Ernie Schofield Backed by RFE Investment Partners and DFW Capital (1) Revenue and EBITDA data is unaudited.

Compelling Rationale for Peak Acquisition Swift, meaningful step to accelerate growth plan Diversification into new states Accretive transaction Synergies Overlapping Albuquerque back-office operations Larger, more leverageable asset / earnings base Leverages industry-leading EBITDAR multiple

Transaction Summary Approximately 9 million shares (37% of pro forma Sun) $55.3 million (based on Sun closing price of $6.20 on 5/13/05) $151.5 million 24.3 million(1) Will be a wholly-owned subsidiary of Sun Early to mid Q4 2005 Shareholder approval Regulatory consents No material adverse change in financial performance of Sun or Peak Other customary conditions Shares Offered Implied Offer Price Implied Transaction Value Pro Forma Shares O/S Corporate Structure Expected Closing Date Closing Conditions (1) Based on outstanding shares in Form 10-Q for the quarter ended March 31, 2005.

Financials

Net Revenues* Financial Overview Net Revenues* ($ in millions) * As reported in the quarterly Form 10-K/10-Q filings. 2005 data point represents mid-point of March 2, 2005 revenue guidance between $870 - $880 million.

EBITDAR - Normalized* ($ in millions) * Ongoing operations only. Non-GAAP financial measure as reported in the 2005 quarterly earning releases. 2005 data point represents mid-point of March 2, 2005 earnings release EBITDAR guidance between $55 - $57 million. See normalization adjustments on page 33 of this presentation. Financial Overview

EBITDA - Normalized* ($ in millions) Financial Overview * Ongoing operations only. Non-GAAP financial measure as reported in the 2005 quarterly earning releases. 2005 data point represents mid-point of March 2, 2005 earnings release EBITDA guidance between $16.5 - $17.5 million. See normalization adjustments on page 33 of this presentation.

Balance Sheet Balance Sheet Has Significantly Improved Over the Last 9 Quarters *12/31/2002 and 12/31/2003, as reported in Form 10-K filings for each such year. 3/31/2005, as reported in Form 10-Q filing for such quarter (1) Net liquidity equals cash on hand plus availability on Sun's revolving credit facility with CapitalSource. Financial Turnaround - Balance Sheet* 9 Quarter Improvement 12/31/2002 12/31/2003 12/31/2004 Amount % Net Liquidity (1) 27.6 $ 34.9 $ 38.6 $ 3.6 $ 13.0% Working Capital (74.2) $ (57.4) $ (30.6) $ 44.8 $ 60.4% Total Debt 196.2 $ 78.9 $ 107.2 $ 75.0 $ 38.2% Shareholders' Deficit (187.2) $ (166.4) $ (123.4) $ 62.6 $ 33.4% Sale of pharmacy division in July 2003 Credit agreement refinancing in September 2003 $56 million secondary offering in February 2004 Financial Overview 3/31/2005 31.2 $ (29.4) $ 121.2 $ (124.6) $

Reconciliation Section

Certain Financial Terms Definitions of EBITDA and EBITDAR EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax provision (benefit), extraordinary loss and (income) loss from discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies. Normalized EBITDA and EBITDAR exclude significant adjustments not related to ongoing operations. Reconciliation Section Overview

Reconciliation of Net Income to EBITDA and EBITDAR Reconciliation Section Reconciliation of Net Income to EBITDAR and EBITDA ($ in millions)

Reconciliation of Normalized EBITDA and EBITDAR Reconciliation Section Reconciliation of Normalized EBITDAR and EBITDA ($ in millions)

A Healthcare Services Company